Exhibit 32.1

CERTIFICATION

I, Gregory Q. Brown, Chairman and Chief Executive Officer, Motorola Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to my knowledge:

(1)the quarterly report on Form 10-Q for the period ended September 30, 2023 (the “Quarterly Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Motorola Solutions, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: November 2, 2023

/s/ GREGORY Q. BROWN
Gregory Q. Brown
Chairman and Chief Executive Officer
Motorola Solutions, Inc.